Exhibit 23 (b)


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the incorporation by reference of our report dated July 21, 1995 included in Horizon/CMS Healthcare Corporation's current report on Form 8-K, dated November 21, 1995, into Health and Retirement Properties Trust's previously filed Registration Statement File #33-53173.
                                              /s/ ARTHUR ANDERSEN LLP
                                              ARTHUR ANDERSEN LLP

Albuquerque, New Mexico
December 11, 1995